-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 June 24, 1999


                             ACE Securities Corp.
                           ------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                            333-56213              56-2088493
---------------------                       ---------             -----------
State or Other Jurisdiction                (Commission        (I.R.S. Employer
      Of Incorporation)                    File Number)     Identification No.)



  6707 Fairview Road, Suite D
  Charlotte, North Carolina                                            28210
-----------------------------                                         -------
 (Address of Principal Executive                                    (Zip Code)
          Offices)


      Registrant's telephone number, including area code: (704) 365-0569


                                   No Change
         ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events (1)
         ------------


         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1999 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, in the Prospectus Supplement (as defined herein) relating to ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB1 (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated June 24, 1999 (the "Prospectus Supplement"), and a prospectus, dated June 24, 1999 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement").


         Attached as Exhibit 99.1 to this Current Report, Ace Securities Corp. (the "Company") is filing an opinion regarding the legality of the securities being offered and regarding tax matters with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-56213).


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.           Consent of Independent Accountants

                  99.1 Opinion of Brown & Wood LLP , regarding the legality of the securities being offered and regarding tax matters










-----------------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACE SECURITIES CORP.



                                            By:   /s/ Juliana C. Johnson
                                               -----------------------------
                                               Name:  Juliana C. Johnson
                                               Title: President




Dated:  June 28, 1999

                                 EXHIBIT INDEX



Exhibit No.                    Description                            Page No.


23                             Consent of Independent Accountants         6

99.1                           Opinion of Brown & Wood LLP ,
                               regarding the legality of the securities
                               being offered and regarding tax matters    8

                 EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of ACE Securities Corp. relating to Long Beach Mortgage Company Home Equity Loan Trust, Series 1999-LB1, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."




                                          /s/ PricewaterhouseCoopers LLP
                                          ------------------------------

                                          PricewaterhouseCoopers LLP



June 23, 1999

                   EXHIBIT 99.1 OPINION OF BROWN & WOOD LLP

                                 June 28, 1999


ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina  28211

         Re: ACE Securities Corp. Registration Statement on Form S-3 (File No. 333-56213)

Ladies and Gentlemen:

         We have acted as counsel for ACE Securities Corp., a Delaware corporation (the "Company"), in connection with the offering of the Company's Home Equity Loan Trust 1999-LB1 Pass-Through Certificates, Class A1, Class A-2 and Class B Certificates (the "Securities"). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3 (File No. 333-56213), which was declared effective by the Securities and Exchange Commission on October 13, 1998 (the "Registration Statement"). The Securities will be offered pursuant to a prospectus, dated June 24, 1999, as supplemented by a prospectus supplement dated June 24, 1999 (collectively, the
"Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act of 1934, as amended. As set forth in the Registration Statement, the Securities will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of June 1, 1999 (the "Agreement"), among the Company, The Bank of New York, as trustee (the "Trustee") and Long Beach Mortgage Company, as servicer (the "Servicer").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

         We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws, the Agreement, the Securities and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

         Based upon the foregoing, we are of the opinion that:

(1) The Agreement has been duly and validly authorized by all necessary action on the part of the Company, and when the Agreement has been duly executed and delivered by the Company, the Servicer and the Trustee, the Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles;

(2) The Securities have been duly authorized by all necessary action on the part of the Company, and when the Securities have been duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and issued and delivered against payment therefor as described in the Registration Statement, the Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the Agreement;

(3) The statements under the caption "Material Federal Income Tax Considerations" in the Prospectus insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein; and

(4) Under existing law, assuming a REMIC election is made and assuming compliance with all provisions of the Agreement, for federal income tax purposes, the Trust Fund, exclusive of the Reserve Fund, will qualify as a "real estate mortgage investment conduit" ("REMIC") pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"); each of the Certificates, other than the Class R Certificate, will evidence ownership of REMIC "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code and the Class R Certificate will be designated as the sole class of "residual interest" in the REMIC within the meaning of Section 860G(a)(2) of the Code; the Reserve Fund is an "outside reserve fund" that is beneficially owned by the holder of the Class R Certificate; the rights of the holders of the Certificates, other than the Class R Certificates, to receive payment of any Basis Risk Shortfall from the Reserve Fund represent, for federal income tax purposes, an interest in an interest rate cap contract.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

         We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and " Material Federal Income Tax Consequences" in the Prospectus, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Prospectus.

                                                     Very truly yours,

                                                          /s/ Brown & Wood LLP